Filed Pursuant to Rule 497(e)

Monetta Fund, Inc. Registration File No. 811-4466

Monetta Trust Registration File No. 811-7360

MONETTA FUND, INC.

MONETTA TRUST

SUPPLEMENT DATED DECEMBER 22, 2009

TO
PROSPECTUS DATED APRIL 30, 2009 AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2009

Effective December 22, 2009, Robert J. Bacarella is the co-manager of the Monetta Fund, Young Investor and Mid-Cap Equity Fund.

Prospectus section “Investment Team” page 17, paragraphs 1, 2 and 3 are being replaced with the following:

The Adviser manages the Funds through the use of co-managers.  Mr. Robert S. Bacarella and Mr. Robert J. Bacarella co-manage the Monetta Fund, Young Investor Fund and Mid-Cap Equity Fund.    Mr. George M. Palmer, Jr. and Mr. Stephen D. Cummings, Jr. co-manage the Intermediate Bond Fund by collaborating on all investment decisions and meeting periodically to discuss concepts.

Mr. Robert S. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director of the Adviser since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present.  He served as the portfolio manager or co-manager of the Monetta Fund, Young Investor Fund and Mid-Cap Equity Fund since inception.  He served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001 and co-manager of the Government Money Market Fund from November 2001, through the Fund’s liquidation date of December 18, 2009.  He served as manager of the Intermediate Bond Fund from January 27, 2009 through April 6, 2009.  Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989.  He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Robert J. Bacarella joined the Adviser in September 2008 as a security analyst and became co-manger of the Monetta Fund, Young Investor Fund and Mid-Cap Fund in December 2009.  Prior to joining the Adviser, Mr. Bacarella was audit manager at MidAmerica Bank from 2005 to 2008, was a senior auditor at JPMorgan Chase from 2002 to 2005, and Ernst & Young LLP from 1999 to 2002.  He received his Bachelor’s Degree in Accounting and Management Information Systems from Miami University and his MBA from DePaul University.  He is a Certified Public Accountant and has successfully completed Level I of the Chartered Financial Analyst designation.

The following is inserted in the “Portfolio Managers” section, page 25 of the SAI

Other Accounts Managed

The following table lists the number and types of accounts managed by Mr. Robert J. Bacarella and assets under management in those accounts as of September 30, 2009:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accts	Assets Managed (-000s)	Total Assets Managed (-000s)
Robert J. Bacarella	5	65,386	0	0	0	0	65,386

Continued……………

Compensation

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Robert J. Bacarella	Salary/Bonus	Monetta Financial Services, Inc.	Robert J. Bacarella receives compensation that is a combination of salary and a bonus based on the profitability of Monetta Financial Services, Inc., the Adviser.

The dollar range of shares beneficially owned, for the year ended September 30, 2009, are as follows:

Robert J. Bacarella

    Monetta Fund  $10,001 - $50,000

Monetta Trust-

Young Investor Fund $10,001 - $50,000

Mid-Cap Fund $1 - $10,000

Intermediate Bond Fund $1 - $10,000

Government Money Market Fund $1 - $10,000

Please keep this supplement for future reference